UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2009

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

On January 30, 2009, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Wind River Systems, Inc. (the “Company”) approved certain amendments to the Executive Employment Agreement, dated as of November 5, 2003 and amended as of October 16, 2008, by and between Wind River Systems, Inc. and Kenneth Klein (the “Klein Employment Agreement”), to replace certain golden parachute excise tax gross-up provisions with “best results” golden parachute excise tax provisions. In connection with Mr. Klein agreeing to the amendment of the Klein Employment Agreement, the Compensation Committee also approved the granting of 50,000 restricted stock units to Mr. Klein on January 30, 2009. Assuming continued employment with the Company, such restricted stock units will vest in three equal annual installments commencing on January 30, 2010.

On January 22, 2009, the Compensation Committee approved the Company entering into certain amendments to the Wind River Systems, Inc. Executive Officers’ Change of Control Incentive and Severance Benefit Plan (the “Change of Control Plan”), to replace certain golden parachute excise tax gross-up provisions with “best results” golden parachute excise tax provisions. These amendments took effect on January 30, 2009.

The foregoing description of the changes to the Klein Employment Agreement and the Change of Control Plan is not a complete description of the changes and is qualified by reference to the full text of such agreement and plan, which the Company has furnished as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Wind River Systems, Inc. Executive Officers’ Change of Control Incentive and Severance Benefit Plan and Summary Plan Description, as amended and restated as of January 30, 2009.

10.2	Amendment to Executive Employment Agreement, dated as of January 30, 2009, by and between Wind River Systems, Inc. and Kenneth Klein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2009	WIND RIVER SYSTEMS, INC.

	By:	/s/ Ian R. Halifax
Ian R. Halifax
Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Wind River Systems, Inc. Executive Officers’ Change of Control Incentive and Severance Benefit Plan and Summary Plan Description, as amended and restated as of January 30, 2009.

10.2	Amendment to Executive Employment Agreement, dated as of January 30, 2009, by and between Wind River Systems, Inc. and Kenneth Klein.